                                                                      EXHIBIT 16

The Oakmark Fund
Total Return Calculation

Initial Investment:                 $1,000

Period:                      From November 1, 1996
                             to September 30, 1997

Number of Days in Period:             334

Total Return:                        39.24%

                                    Dividend   Dividend    Dividend     Total        Account
  Date          NAV       Shares      Rate      Dollars     Shares      Shares        Value
  ----          ---       ------      ----      -------     ------      ------        -----
10/31/96      $28.47      35.1247     0.0000      $0.00     0.0000      35.1247     $1,000.00
12/13/95      $29.73      35.1247     1.1200     $39.51     1.3289      36.4536     $1,083.77
10/31/96      $32.39      36.4536     0.0000      $0.00     0.0000      36.4536     $1,180.73
10/31/96      $32.39      30.8737     0.0000      $0.00     0.0000      30.8737     $1,000.00
12/11/96      $32.20      30.8737     2.2107     $68.25     2.1200      32.9937     $1,062.39
 9/30/97      $41.21      32.9937     0.0000      $0.00     0.0000      32.9937     $1,359.67

Annualization
-------------
$1,359.67 (divided by) 1000 = 35.967% X 12/11 = 39.24%



The Oakmark Select Fund
Total Return Calculation

Initial Investment:                 $1,000

Period:                      From November 1, 1996
                             to September 30, 1997

Number of Days in Period:             334

Total Return:                        69.16%

                                    Dividend   Dividend    Dividend     Total        Account
  Date          NAV       Shares      Rate      Dollars     Shares      Shares        Value
  ----          ---       ------      ----      -------     ------      ------        -----
11/ 1/96      $10.00        100       0.0000      $0.00     0.0000        100       $1,000.00
 9/30/97      $16.34        100       0.0000      $0.00     0.0000        100       $1,634.00

Annualization
-------------
$1,634.00 (divided by) 1000 = 63.4% X 12/11 = 69.16%

The Oakmark Equity and Income Fund
Total Return Calculation

Initial Investment:                 $1,000

Period:                      From November 1, 1996
                              to 9-30-97

Number of Days in Period:             334

Total Return:                        34.01%

                                    Dividend    Dividend   Dividend      Total        Account
  Date          NAV        Shares      Rate      Dollars     Shares      Shares        Value
  ----          ---       -------   --------   ---------   --------      -------      -------
11/01/95      $10.00     100.0000      0.00        $0.00     0.0000     100.0000     $1,000.00
10/31/96      $11.29     100.0000      0.00        $0.00     0.0000     100.0000     $1,129.00
10/31/96      $11.29       88.574         0            0          0       88.574     $1,000.00
12/11/96       11.37       88.574     .2513        22.26      1.958       90.532      1,029.00
 9/30/97       14.49       90.532         0            0          0       90.532      1,311.81

Annualization
-------------
$1,311.81 (divided by) 1000 = 31.18% X 12/11 = 34.01%

The Oakmark Small Cap Fund
Total Return Calculation

Initial Investment:                      $1,000

Period:                           From November 1, 1996
                                        to 9-30-97

Number of Days in Period:                  334

Total Return:                             59.14%

                          Dividend    Dividend    Dividend    Total     Account
  Date     Nav   Shares     Rate       Dollars     Shares     Shares     Value
  ----     ---   ------   --------    --------    --------    ------   ---------
10-31-96 $13.19  75.815     0.00        $0.00      0.0000     75.815   $1,000.00
 9/30/97  20.34     100        0            0           0        100    1,542.08


Annualization
-------------
1542 (divided by) 1000 = 54.21% x 12/11 = 59.14%

The Oakmark International Fund
Total Return Calculation

Initial Investment:                 $1,000

Period:                      From October 31, 1996
                              to October 31, 1996

Number of Days in Period:             334

Total Return:                        29.63%

                                    Dividend   Dividend    Dividend     Total        Account
  Date          NAV       Shares      Rate      Dollars     Shares      Shares        Value
  ----          ---       ------      ----      -------     ------      ------        -----
10/31/96      $14.92      67.024         0            0          0       67.024      $   1,000
12/11/96       15.00      67.024     .1617        10.84       .723       67.747      1,016.205
 9/30/97       18.77      67.747         0            0          0       67.747       1,271.61

Annualization
-------------
$1,271.61 (divided by) 1000 = 27.16% X 12 (divided by) 11 = 29.63%

The Oakmark International Small Cap Fund
Total Return Calculation

Initial Investment:                 $1,000

Period:                      From November 1, 1996
                             to September 30, 1997

Number of Days in Period:             334

Total Return:                        12.07%

                                    Dividend   Dividend    Dividend     Total        Account
  Date          NAV       Shares      Rate      Dollars     Shares      Shares        Value
  ----          ---       ------      ----      -------     ------      ------        -----
10/31/96      $11.41      87.642         0            0          0       87.64         $1,000
12/11/96       11.27      87.642     .4358        38.19      3.389       91.031      1,025.92
 9/30/97       12.20      91.031         0            0          0       91.031      1,110.58

Annualization
-------------
$1,110.58 (divided by) 1000 = 11.06% X 12 (divided by) 11 = 12.07%